SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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AMMENDED FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-17953

Date of Report: July 10, 2007

CHINA SXAN BIOTECH , INC.
(Exact name of registrant as specified in its charter)

Nevada                                                                                                                                                 95-4755369
(State of other jurisdiction of                                                                                                                          (IRS Employer Identification No.)
incorporation or organization)

c/o American Union Securities, Inc, 100 Wall Street– 15thFloor, New York, NY                                  10005
(Address of principal executive offices)                                                                                                                                        (Zip Code)

212-232-0120
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01
Change in Registrant’s Certifying Accountant

On July 10, 2007 China SXAN Biotech, Inc. (then called “Advance Technologies, Inc.”) completed a reverse merger in which the shareholders of American SXAN Biotech, Inc. received a majority of the capital stock of China SXAN Biotech, Inc. in exchange for the outstanding capital stock of American SXAN Biotech, Inc.  At the time of the reverse merger, Patrizio & Zhao, LLC was the independent auditor of record for American SXAN Biotech, Inc. and for its subsidiary, Tieli XiaoXingAnling Forest Frog Breeding Co., Ltd.  Accordingly, on July 10, 2007, by reason of the reverse merger, Patrizio & Zhao, LLC became the principal independent accountant for China SXAN Biotech, Inc.  Therefore, on October 9, 2007, the Board of Directors of China SXAN Biotech, Inc. dismissed Child, Van Wagoner & Bradshaw, PLLC from its position as the principal independent accountant for China SXAN Biotech, Inc.

The audit report of Child, Van Wagoner & Bradshaw, PLLC on China SXAN Biotech, Inc.’s (f/k/a Advance Technologies, Inc.) financial statements for the year ended September 30, 2006 contained a modification expressing substantial doubt about China SXAN Biotech, Inc.’s (f/k/a Advance Technologies, Inc.) ability to continue as a going concern.  The audit report of Child, Van Wagoner & Bradshaw, PLLC on China SXAN Biotech, Inc.’s (f/k/a Advance Technologies, Inc.) financial statements for the year ended September 30, 2006 did not contain any other adverse opinion or disclaimer of opinion or qualification.  Child, Van Wagoner & Bradshaw, PLLC did not, during the applicable periods, advise China SXAN Biotech, Inc. (f/k/a Advance Technologies, Inc.) of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

China SXAN Biotech, Inc. (f/k/a Advance Technologies, Inc.) and Child, Van Wagoner & Bradshaw, PLLC did not, during China SXAN Biotech, Inc.’s (f/k/a Advance Technologies, Inc.) two most recent fiscal years or any subsequent period through the date of dismissal, have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Child, Van Wagoner & Bradshaw, PLLC’s satisfaction, would have caused Child, Van Wagoner & Bradshaw, PLLC to make reference to the subject matter of the disagreement in connection with its reports.

China SXAN Biotech, Inc. has requested Child, Van Wagoner & Bradshaw, PLLC to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Child, Van Wagoner & Bradshaw, PLLC agrees with the statements in this 8-K.  A copy of such letter dated October 11, 2007 is filed as exhibit 16 to this 8-K.

As explained in the first paragraph of this report, on July 10, 2007 Patrizio & Zhao, LLC assumed the position of the principal independent accountant for China SXAN Biotech, Inc. At no time during the past two fiscal years or any subsequent period prior to July 10, 2007 did China SXAN Biotech, Inc. consult with Patrizio & Zhao, LLC  regarding any matter of the sort described above with reference to Child, Van Wagoner & Bradshaw, PLLC, any issue relating to the financial statements of China SXAN Biotech, Inc., or the type of audit opinion that might be rendered for China SXAN Biotech, Inc.

Item 9.01
Financial Statements and Exhibits

Exhibits

16.
Letter from Child, Van Wagoner & Bradshaw, PLLC dated October 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 17, 2008
CHINA SXAN BIOTECH, INC.

By: /s/ Feng Zhen Xing_______________
     Feng Zhen Xing, Chief Executive Officer